                                                                    EXHIBIT 21.1



                              LIST OF SUBSIDIARIES




         Set forth below is a list of all of the subsidiaries of Dura Automotive Systems, Inc. Unless otherwise indicated, all of the subsidiaries are wholly owned. If indented, the company is a subsidiary of the company under which it is listed.

                                                                                       JURISDICTION
                                          NAME                                           FORMATION
                                          ----                                           ---------

Dura Operating Corp.....................................................................Delaware
   Dura Automotive Systems of Indiana, Inc. ............................................Indiana
   Autopartes Excel de Mexico, S.A. de C.V..............................................Mexico
   Atwood Automotive, Inc...............................................................Michigan
     Shanghai Sanfeng Atwood Electric Co. Ltd. JV (4)...................................China
   Atwood Mobile Products, Inc..........................................................Illinois
   Mark I Molded Plastics of Tennessee, Inc.  ..........................................Tennessee
   Dura Holding Germany GmbH............................................................Germany
     Dura Automotive Body & Glass Systems GmbH & Co.....................................Germany
       Dura Automotive Selbecke Leisten & Blenden GmbH..................................Germany
       Dura Automotive Plettenberg Leisten und Blenden GmbH.............................Germany
       Dura Automotive Herne Karosseriekomponenten GmbH.................................Germany
       Dura Automotive Plettenberg Glasmodule GmbH......................................Germany
       Dura Automotive Plettenberg Kunststoffteile GmbH.................................Germany
       Dura Automotive Plettenberg Werkzeugbau-und Werkserhaltungs GmbH.................Germany
       Dura Automotive Plettenberg Entwicklungs-und Vertriebs GmbH......................Germany
       Dura Automotive Plettenberg Oberflachenveredelung GmbH...........................Germany
       Dura Automotive Handels-und Beteiligungsgesellschaft GmbH........................Germany
         Dura Automotive GmbH Projektgesellschaft.......................................Germany
              Dura Automotive CZ s.r.o..................................................Czech Republic
         Schade Deco-Systems GmbH.......................................................Germany
         Dura Automotive Body & Glass Systems UK Ltd....................................UK
         Dura Automotive Automocion S.A.................................................Spain
         Dura Automotive Portuguesa Industria de Componentes para Automovels Lda........Portugal
         Dura Automotive Body & Glass Systems Components, a.s...........................Slovakia
         Dura Automotive Systems CZ s.r.o...............................................Czech Republic
     Dura Automotive Body & Glass Systems Geschaftsfuhrungsgesellschaft GmbH............Germany
   Dura/Excel do Brasil Ltda............................................................Brazil
     Dura Automotive Systems do Brasil Ltda.............................................Brazil
   Dura UK Limited......................................................................UK
     Trident Automotive Limited.........................................................UK
       Dura Holdings Limited............................................................UK
         Rearsby Group Ltd..............................................................UK
         Adwest Electronics, Inc........................................................Delaware
         Dura Automotive Limited........................................................UK
           Western Thomson India Limited (1)............................................India
           Carbin Ltd...................................................................UK
         Dura Cables Limited............................................................UK

                                                                                       JURISDICTION
                                          NAME                                           FORMATION
                                          ----                                           ---------
       ACK Controls, Inc.(5)............................................................Delaware
       Spicebright Limited..............................................................UK
         Adwest Horndraulic Australia...................................................Australia
         Moblan Investments, B.V. ......................................................The Netherlands
         Dura Holdings France S.A. (6)..................................................France
           Dura Automotive Systems France, S.A..........................................France
           Dura Automotive Systemes S.A. ...............................................France
           Adwest France S.A............................................................France
              Dura France SA............................................................France
              Dura Automotive Holding GmbH & Co KG (2)..................................Germany
                Dura Automotive Grundstuckverwaltung GmbH...............................Germany
                Dura Automotive Systems Einbeck GmbH....................................Germany
                  Dura Automotive Systems Rotenberg GmbH................................Germany
                  Dura Automotive Systems Kohler GmbH...................................Germany
                Dura Automotive Systems GmbH............................................Germany
                Dura Automotive Systems Reiche GmbH.....................................Germany
                Dura Automotive Systems Reiche GmbH & Co. KG............................Germany
         Dura Automotive, S. L. (3).....................................................Spain
   Dura Automotive Canada ULC...........................................................Nova Scotia
     Dura Ontario Inc...................................................................Canada
     Dura Canada, L.P...................................................................Canada
       Dura Automotive Systems (Canada), Ltd............................................Canada
         Trident Automotive Limited.....................................................Canada
         Trident Automotive L.P.........................................................Delaware
           Trident Automotive Canada Co.................................................Nova Scotia
              Trident Automotive L.L.C..................................................Delaware
     Dura Automotive Systems Cable Operations, Inc......................................Delaware
     Universal Tool & Stamping Company, Inc.............................................Indiana
   Dura de Mexico, S.A. de C.V..........................................................Mexico
   Dura Automotive Systems Export, Inc..................................................Barbados
   Dura Global Technologies, Inc........................................................Michigan
   Dura Aircraft Operating Company, LLC.................................................Michigan
   Excel Global, Inc....................................................................Barbados
    Dura Brake Systems, LLC.............................................................Michigan
   Dura G.P.............................................................................Delaware

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(1) 49% owned by Dura Automotive Limited
(2) 14% owned by Dura Holding Germany GmbH and 86% owned by Adwest France, S.A.
(3) 30% owned by Dura Holding Germany GmbH and 70% owned by Spicebright Limited.
(4) 30% owned by Atwood Mobile Products, Inc.
(5) 13% owned by Trident Automotive Limited
(6) 91% owned by Spicebright and 9% owned by Moblan Investments, B.V.